Exhibit 10(av)


                                                                       EXHIBIT A
                                                                             TO
                                                              EXCHANGE AGREEMENT


                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT, dated as of April 12, 2001 (this "Agreement"), is made by and between NCT GROUP, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company"), and CRAMMER ROAD LLC, a company organized and exiting under the laws of the Cayman Islands (the "Subscriber").

                                   RECITALS

     WHEREAS, upon the terms and subject to the conditions of the Exchange Agreement of even date herewith (the "Exchange Agreement"), between the Subscriber, on the one hand, and the Company and certain of the Company's subsidiaries, on the other hand, the Company has agreed to issue and sell to the Subscriber (i) (x)shares (the "Basic Shares") of the Company's common stock, par value $0.01 per share (the "Common Stock"), having a value of Two Million Dollars ($2,000,000; the "Basic Shares Value"), and (y) certain additional shares as contemplated by Section 3 of the Exchange Agreement (the "Reset Shares") and (ii) certain convertible promissory notes having an aggregate initial principal balance of One Million Five Hundred Thousand Dollars ($1,500,000; the "Aggregate Convertible Note Principal Value"), as listed in
Schedule 1 hereto (each, a "Convertible Note"), each of which Convertible Note may be converted into or exchanged for, as the case may be, shares of the common stock, par value $0.01 per share (the "Common Stock"), of the Company; the shares of Common Stock issuable on such conversions or exchanges are referred to as the "Conversion Shares" (which term, for purposes of this Agreement, shall include shares of Common Stock of the Company issuable in lieu of accrued interest on the Convertible Notes through their respective Maturity Dates or later payment) in accordance with its terms; and

     WHEREAS, the Subscriber currently holds 2,810,304 shares (the "Owned Shares") of unregistered Common Stock for which the Subscriber's purchase price was $500,000 (the "Owned Shares Purchase Price"); and

     WHEREAS, to induce the Subscriber to execute and deliver the Exchange Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, "Securities Act"), and applicable state securities laws with respect to the Registrable Securities (as defined below);

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Subscriber hereby agree as follows:

     1. Definitions

     (a) As used in this Agreement, the following terms shall have the following meanings:

     (i) "Computation Date" means (A) the date which is the earlier of (1) thirty (30) days after the Required Filing Date, any relevant Required Effective Date or a Restricted Sale Date, as the case may be, or (2) the date after the Required Filing Date, such Required Effective Date or Restricted Sale Date on which the Registration Statement is filed (with respect to payments due as contemplated by Section 2(b)(i) hereof) or is declared effective or has its restrictions removed (with respect to payments due as contemplated by Section 2(b)(ii) hereof), as the case may be, and (B) each date which is the earlier of
(1) thirty (30) days after the previous Computation Date or (2) the date after the previous Computation Date on which the Registration Statement is filed (with respect to payments due as contemplated by Section 2(b)(i) hereof) or is declared effective or has its restrictions removed (with respect to payments due as contemplated by Section 2(b)(ii) hereof), as the case may be.

     (ii) "Effective Date" means the date the SEC declares a Registration Statement covering Registrable Securities and otherwise meeting the conditions contemplated hereby to be effective.

     (iii) "First Effective Date" means the first Effective Date of the initial Registration Statement (including any amendments thereto actually filed or contemplated to be filed to comply with the terms of this Agreement).

     (iv) "Held Shares Value" means, for shares of Common Stock acquired by the Subscriber upon a conversion of a Convertible Note within the thirty (30) days preceding the Restricted Sale Date, but not yet sold by the Subscriber, the principal amount of the Convertible Notes converted into such Conversion Shares; provided, however, that if the Subscriber effected more than one such conversion during such thirty (30) day period and sold less than all of such shares, the sold shares shall be deemed to be derived first from the conversions in the sequence of such conversions (that is, for example, until the number of shares from the first of such conversions have been sold, all shares shall be deemed to be from the first conversion; thereafter, from the second conversion until all such shares are sold); and provided, further, for purposes of this definition, until five (5) trading days after the Subscriber shall have sold all Basic Shares, all Reset Shares, all Owned Shares and all Periodic Amount Shares, (x) conversions of a Convertible Note shall be deemed to have been made within thirty (30) days preceding the Restricted Sale Date (but shall be valued based on the principal amount of the Convertible Note actually converted) and (y) the Subscriber shall not be deemed to have sold any Conversion Shares.

     (v) "Initial Basic Value" means the aggregate of (x) the Basic Shares Value, (y) the Owned Shares Purchase Price, plus (z) the Aggregate Convertible Note Principal Value.

     (vi) "Initial Registration Effectiveness Percentage" means, until the Initial Required Effective Date, one percent (1%) and thereafter three percent (3%).

     (vii) "Later Basic Value" means the aggregate of (x) the Basic Shares Value, (y) the Owned Shares Purchase Price, plus (z) the sum of the principal amount of all Convertible Notes not yet converted and the Held Shares Value.

     (viii) "Periodic Amount" has the meaning ascribed to it in Section 2(b) below.

     (ix) "Periodic Amount Shares" means any Initial Periodic Amount Shares and any Other Periodic Amount Shares (as those terms are defined in Section 2(b) below).

     (x) "Potential Material Event" means any of the following: (x) the possession by the Company of material information not ripe for disclosure in a registration statement, which shall be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such information in the registration statement would be detrimental to the business and affairs of the Company; or (y) any material engagement or activity by the Company which would, in the good faith determination of the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Board of Directors of the Company that the registration statement would be materially misleading absent the inclusion of such information.

     (xi) "Principal Trading Market" means the NASD/OTC Bulletin Board Market.

     (xii) "Principal Value" means (x) prior to the Effective Date, the Initial Basic Value, and (y) after the Effective Date, the Later Basic Value, less the aggregate proceeds, but not more than the sum of the Basic Shares Value and the Owned Shares Purchase Price, actually received by the Subscriber from the sale, if any, after the Subscription Date and prior to the Restricted Sale Date, of Basic Shares, Reset Shares and Owned Shares.

     (xiii) "Register", "registered" and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a delayed or continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

     (xiv) "Registrable Securities" or "Registrable Shares" mean all of the Owned Shares, the Basic Shares, the Reset Shares, if any, and the Periodic Amount Shares, if any.

     (xv)  "Registration  Percentage"  means  one  hundred  twenty-five  percent
(125%).

     (xvi) "Registration Statement" means a registration statement of the Company under the Securities Act on Form S-1 (if use of such other form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate for the offering of the Registrable Securities).

     (xvii) "Required Effective Date" means the relevant Initial Required Effective Date or Increased Required Effective Date (as those terms are defined in Section 2(a) below).

     (xviii) "Restricted Sale Date" means either (i) the first date, other than during a Permitted Suspension Period (as defined below), on which the Investor is restricted from making sales of Registrable Securities covered by any previously effective Registration Statement or (ii) the date after the third consecutive trading day on which the Company's shares are, for any reason, not listed on the Principal Trading Market.

     (xix) "Subscriber's Securities" means the Registrable Shares and the Convertible Notes, or any of them.

     (xx) "Subscription Date" means the date of this Agreement.

     (xxi) "Transaction Agreements" means the Exchange Agreement and any agreement, document, or other instrument contemplated thereby or, to the extent it is binding on the Company, executed by the Company in connection with the transactions contemplated thereby.

     (b) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Exchange Agreement.

     2. Registration.

     (a) Mandatory Registration.

     (i) The Company shall prepare and file with the SEC, as soon as possible after the Subscription Date but no later than May 11, 2001("the "Required Filing Date"), a Registration Statement registering for resale by the Subscriber a sufficient number of shares of Common Stock for the Subscriber to sell the Registrable Securities, but in no event less than the aggregate of (x) the number of shares, determined as of the Effective Date, equal to the aggregate number of the Owned Shares, the Basic Shares, the Reset Shares, if any, and the Periodic Amount Shares, if any, plus (y) the number of shares equal to the Registration Percentage of the aggregate number of shares into which the principal of the Convertible Notes and all interest thereon through their respective Maturity Dates would be convertible at the time of filing of such Registration Statement (assuming for such purposes that all Convertible Notes had been eligible to be converted, and had been converted into Conversion Shares in accordance with their terms, whether or not such accrual of interest, eligibility or conversion had in fact occurred as of such date).. The Registration Statement (W) shall include only the Registrable Securities and a maximum of 16,000,000 shares of selling shareholders other than the Subscriber; and (X) shall also state that, in accordance with Rule 416 and 457 under the Securities Act, it also covers such indeterminate number of additional shares of Common Stock as may become issuable to prevent dilution resulting from stock splits, or stock dividends. The Company will use its reasonable best efforts to cause such Registration Statement to be declared effective on a date (the "Initial Required Effective Date") which is no later than the earlier of (Y) five (5) days after oral or written notice by the SEC that it may be declared effective or (Z) July 26, 2001.

     (ii) If at any time (an "Increased Registered Shares Date"), the number of shares of Common Stock represented by the Registrable Shares, issued or to be issued as contemplated by the Transaction Agreements, exceeds the aggregate number of shares of Common Stock then registered, the Company shall either (X) amend the Registration Statement filed by the Company pursuant to the preceding provisions of this Section 2, if such Registration Statement has not been declared effective by the SEC at that time, to register, in the aggregate, at least the number of shares computed, as of the Increased Registered Shares Date, in the manner contemplated by the immediately preceding subparagraph (i), or (Y) if such Registration Statement has been declared effective by the SEC at that time, file with the SEC an additional Registration Statement (an "Additional Registration Statement") to register the excess of

     (I) the sum of the aggregate of (x) the number of the Owned Shares, the Basic Shares, the Reset Shares, if any, and the Periodic Amount Shares, if any, plus (y) the number of shares equal to the Registration Percentage of
     (A) the number of shares theretofore issued as Conversion Shares, plus (B) the number of shares into which the unconverted Convertible Notes and all interest thereon through their respective Maturity Dates would be convertible at the Increased Registered Shares Date (assuming for such purposes that all such Convertible Notes had been eligible to be converted, and had been converted, into Conversion Shares in accordance with their terms, whether or not such accrual of interest, eligibility or conversion had in fact occurred as of such date), over

     (II) the aggregate number of shares of Common Stock already registered pursuant to this Registration Rights Agreement.

The Company will use its reasonable best efforts to cause such Registration Statement to be declared effective on a date (each, an "Increased Required
Effective  Date")  which is no later  than (Q) with  respect  to a  Registration
Statement under clause (X) of this subparagraph (ii), the Initial Required Effective Date and (R) with respect to an Additional Registration Statement, the earlier of (I) five (5) days after notice by the SEC that it may be declared effective or (II) thirty (30) days after the Increased Registered Shares Date.

     (b) Payments by the Company.

     (i) If the Registration Statement covering the Registrable Securities is not filed in proper form with the SEC by the Required Filing Date, the Company will make payments of Periodic Amounts to the Initial Investor in such amounts and at such times as shall be determined pursuant to this Section 2(b).

     (ii) Commencing with the Periodic Amount Commencement Date and continuing until the First Effective Date or if the Registration Statement covering the Registrable Securities is not effective by the relevant Required Effective Date or if the Subscriber is restricted from making sales of Registrable Securities on a Restricted Sale Date, then the Company will make payments of Periodic Amounts to the Subscriber in such amounts and at such times as shall be determined pursuant to this Section 2(b).

     (iii) The amount (the "Periodic Amount") to be paid by the Company to the Subscriber shall be equal to:

     (x) with respect to Periodic Amounts due as contemplated by Section 2(b)(i) hereof, two percent (2%) of the Principal Value for (I) the period from the date following the relevant Required Filing Date to the first relevant Computation Date, and (II) thereafter, the period from the date following the immediately preceding Computation Date to the next relevant Computation Date;

     (y) with respect to Periodic Amounts due as contemplated by Section 2(b)(ii) hereof until the First Effective Date, the Initial Registration Effectiveness Percentage of the Principal Value multiplied by the fraction, of which (A) the numerator is the number of days after May 27, 2001 (the "Periodic Amount Commencement Date") to and including the First Effective Date, and (B) the denominator is thirty (30); and

     (z) with respect to Periodic Amounts due as contemplated by Section 2(b)(ii) hereof after the First Effective Date, two percent (2%) of the Principal Value for (I) the period from the date following the relevant Required Effective Date or Restricted Sale Date, as the case may be, to the first relevant Computation Date thereafter, and (II) thereafter, the period from the date following the immediately preceding Computation Date to the next relevant Computation Date.

By way of illustration and not in limitation of the foregoing, if the Registration Statement is not declared effective until one hundred five (105) days after the Periodic Amount Commencement Date, the Periodic Amount will aggregate six and one-half percent (6.5%) of the Principal Value (1% x (60/30) = 2%, for the sixty days from the Periodic Amount Commencement Date to the Initial Required Effective Date, plus 3% x (45/30) = 4.5%, for the forty-five days thereafter).

     (iv) Each Periodic Amount will be payable by the Company, except as provided in the other provisions of this Section 2(b), in cash or other immediately available funds to the Subscriber on (x) with respect to the initial Registration Statement, the day before the Effective Date, (y) with respect to any Additional Registration Statement, the thirtieth day after the Increased Required Effective Date and each thirtieth day thereafter or the earlier Effective Date with respect to the Additional Registration Statement, and (z) with respect to each Restricted Sale Date, the thirtieth day after such Restricted Sale Date and each thirtieth day thereafter or, if earlier, the third business day after the Registration Statement has its restrictions removed, in each case without requiring demand therefor by the Subscriber.

     (v) Notwithstanding the provisions of the immediately preceding subparagraph (iv), the Periodic Amount, if any, payable on the First Effective Date contemplated by clause (y) of such subparagraph (iv) shall be payable in shares of Common Stock ("Initial Periodic Amount Shares") determined in accordance with the following relevant formula:

     (x) if the Market Price is equal to or above the Issuance Price, and

     (I) the First Effective Date occurs on or before the Initial Required Effective Date,

                        IPAS  = (PA + $133,333)  -  (IS  x  MP)
                                -------------------------------
                                          MP
            or

     (II) the First Effective Date occurs after the Initial Required Effective Date,

                  IPAS  = EPA + (.5 x PA)
                                ---------
                                    MP
      or

     (y) if the Market Price is below the Issuance Price,

                  IPAS  =     PA/MP

      in each case, where

IPAS        =    the number of Initial Periodic Amount Shares,  which shall not be less than zero

EPA         =    the amount equal to the following fraction,  but not less than zero:

                        ((.5 x PA) + $133,333)  -  (IS  x  MP)
                        --------------------------------------
                                    MP

PA          =    Periodic  Amount as of the  Effective  Date,  as determined by subparagraph (iii) above

IS          =    The number of Basic  Shares  issued or issuable to  Subscriber as Basic Shares or Reset Shares on or before the Effective Date

MP          =    Market Price

     (vi) Notwithstanding the provisions of the preceding subparagraph (iv), the Periodic Amount, if any, payable pursuant to clause (x) or clause (z) of such subparagraph (iv) shall, at the option of the Subscriber by written notice (a "Periodic Amount Shares Notice") to the Company , be payable in shares of Common Stock ("Other Periodic Amount Shares") determined in accordance with the following formula:

OPAS        =    OPA/OMP

      in each case, where

OPAS        =    the number of Other Periodic Amount Shares

OPA         =    Periodic Amount as of the date of the Periodic Amount
                 Shares Notice (the "Periodic Amount Shares Notice
                 Date"), as determined by subparagraph (iv) above

OMP         =    the average closing bid price for the Common Stock for
                 the five (5) trading days immediately before the Periodic Amount Shares Notice Date

     (vii) The parties acknowledge that the damages which may be incurred by the Subscriber if the Registration Statement is not filed by the Required Filing Date or the Registration Statement has not been declared effective by the Periodic Amount Commencement Date or a Required Effective Date, as the case may be, or if the right to sell Registrable Securities under a previously effective Registration Statement is suspended, may be difficult to ascertain. The parties agree that the Periodic Amounts represent a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of such damages.

     (viii) Notwithstanding the foregoing, the amounts payable by the Company pursuant to this provision shall not be payable to the extent any delay in the effectiveness of the Registration Statement occurs because of an act of, or a failure to act or to act timely by the Subscriber or its counsel.

     3. Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall do each of the following:

     (a) Prepare promptly, and file with the SEC a Registration Statement with respect to not less than the number of Registrable Securities provided in
Section 2(a) above, and thereafter use its reasonable best efforts to cause such Registration Statement relating to Registrable Securities to become effective by the Required Effective Date and keep the Registration Statement effective at all times during the period (the "Registration Period") continuing until the earliest of (i) the date that is two (2) years after the last day of the calendar month following the month in which the Effective Date occurs, (ii) the date when the Subscriber may sell all Registrable Securities under Rule 144 without volume or other restrictions or limits or (iii) the date the Subscriber no longer owns any of the Registrable Securities, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (b) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

     (c) Permit a single firm of counsel designated by the Subscriber to review the Registration Statement and all amendments and supplements thereto a reasonable period of time (but not less than five (5) business days) prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects; it being understood that such review and objections shall relate exclusively to matters in the Registration Statement or omitted therefrom affecting any or all of the Exchange Agreement, the Subscriber and the Registrable Securities or compliance with the terms of this Agreement or the other Transaction Agreements.

     (d) Notify each Subscriber, such Subscriber's legal counsel identified to the Company (which, until further written notice, shall be deemed to be Krieger & Prager LLP, Attn: Samuel Krieger, Esq.; each, an "Subscriber's Counsel"), and any managing underwriters immediately (and, in the case of (i)(A) below, not less than five (5) days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) business day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed;
(B) whenever the SEC notifies the Company whether there will be a "review" of such Registration Statement; (C) whenever the Company receives (or a representative of the Company receives on its behalf) any oral or written comments from the SEC in respect of a Registration Statement (copies or, in the case of oral comments, summaries of such comments shall be promptly furnished by the Company to the Subscriber); and (D) with respect to the Registration Statement or any post-effective amendment, when the same has become effective;
(ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; (iv) if at any time any of the representations or warranties of the Company contained in any agreement (including any underwriting agreement) contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (vi) of the occurrence of any event that to the best knowledge of the Company makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) Furnish to each Subscriber and such Subscriber's Counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one (1) copy of the Registration Statement, each preliminary prospectus and prospectus, and each amendment or supplement thereto, and (ii) such number of copies of a prospectus, and all amendments and supplements thereto and such other documents, as such Subscriber may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Subscriber;

     (f) As promptly as practicable after becoming aware thereof, notify each Subscriber of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement or other appropriate filing with the SEC to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Subscriber as such Subscriber may reasonably request;

     (g) As promptly as practicable after becoming aware thereof, notify each Subscriber who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of a Notice of Effectiveness or any notice of effectiveness or any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time;

     (h) Notwithstanding the foregoing, if at any time or from time to time after the date of effectiveness of the Registration Statement, the Company notifies the Subscriber in writing of the existence of a Potential Material Event, the Subscriber shall not offer or sell any Registrable Securities, or engage in any other transaction involving or relating to the Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until such Subscriber receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, however, that the Company may not so suspend the right to such holders of Registrable Securities during the periods the Registration Statement is required to be in effect other than during a Permitted Suspension Period (and the applicable provisions of Section 2(b) shall apply with respect to any such suspension other than during a Permitted Suspension Period). The term "Permitted Suspension Period" means one or more suspension periods during any consecutive 12-month period which suspension periods, in the aggregate, do not exceed twenty (20) days, provided, however, that no one such suspension period shall either (i) be for more than fifteen (15) days or (ii) begin less than ten (10) business days after the last day of the preceding suspension (whether or not such last day was during or after a Permitted Suspension Period); provided further that the Company shall, if lawful to do so, provide the Subscriber with at least two (2) business days' notice of the existence (but not the substance of) a Potential Material Event;

     (i) Use its reasonable efforts to maintain the quotation and trading of its common stock and the quotation of the Registrable Securities on the Principal Trading Market; and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. as such with respect to such Registrable Securities;

     (j) Provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than five (5) business days after the Subscription Date;

     (k) Cooperate with the Subscriber to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts as the case may be, as the Subscriber may reasonably request; and

     (l) Take all other reasonable actions necessary to expedite and facilitate disposition by the Subscriber of the Registrable Securities pursuant to the Registration Statement.

     4. Obligations of the Subscriber. In connection with the registration of the Registrable Securities, the Subscriber shall have the following obligations:

     (a) Each Subscriber, by such Subscriber's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Subscriber has notified the Company in writing of such Subscriber's election to exclude all of such Subscriber's Registrable Securities from the Registration Statement; and

     (b) Each Subscriber agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or 3(g), above, such Subscriber will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Subscriber's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or 3(g) and, if so directed by the Company, such Subscriber shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Subscriber's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

     5. Expenses of Registration. (a) All reasonable expenses (other than underwriting discounts and commissions of the Subscriber) incurred in connection with registrations, filings or qualifications pursuant to Section 3, but including, without limitation, all registration, listing, and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company. In addition, a fee for a single counsel for the Subscriber equal to $4,500 for the initial Registration Statement covering the Registrable Securities and $2,500 for each subsequent Registration Statement or amendment covering Registrable Securities, shall be borne by the Company.

     (b) Neither the Company nor any of its subsidiaries has, as of the date hereof, nor shall the Company nor any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Subscriber in this Agreement or otherwise conflicts with the provisions hereof. Without limiting the generality of the foregoing, without the written consent of the Subscriber, the Company shall not grant to any person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Subscriber set forth herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement and the other Transaction Agreements.

     6. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

     (a) To the extent permitted by law, the Company will indemnify and hold harmless each Subscriber who holds such Registrable Securities, the directors, if any, of such Subscriber, the officers, if any, of such Subscriber, each person, if any, who controls any Subscriber within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act") (each, an "Indemnified Person" or "Indemnified Party"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to clause (b) of this Section 6, the Company shall reimburse the Subscriber, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not (I) apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (II) be available to the extent such Claim is based on a failure of the Subscriber to deliver or cause to be delivered the prospectus made available by the Company; or (III) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Each Subscriber will indemnify the Company and its officers, directors and agents (each, an "Indemnified Person" or "Indemnified Party") against any claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of such Subscriber, expressly for use in connection with the preparation of the Registration Statement, subject to such limitations and conditions as are applicable to the indemnification provided by the Company to this Section 6. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person.

     (b) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this
Section  6,  deliver  to  the  indemnifying   party  a  written  notice  of  the
commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be. In case any such action is brought against any Indemnified Person or Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such Indemnified Person or Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Person or Indemnified Party under this Section 6 for any legal or other reasonable out-of-pocket expenses subsequently incurred by such Indemnified Person or Indemnified Party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The Indemnified Person or Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and reasonable out-of-pocket expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the Indemnified Person or Indemnified Party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

     7. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6; (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation; and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

     8. Reports under Securities Act and Exchange Act. With a view to making available to the Subscriber the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Subscriber to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

     (a) make and keep public information available, as those terms are understood and defined in Rule 144;

     (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

     (c) furnish to each Subscriber so long as such Subscriber owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and
(iii) such other information as may be reasonably requested to permit the Subscriber to sell such securities pursuant to Rule 144 without registration.

     (d) The Company will, at the request of any Holder of Registrable Securities, upon receipt from such Holder of a certificate certifying (i) that such Holder has held such Registrable Securities for a period of not less than one (1) year, (ii) that such Holder has not been an affiliate (as defined in Rule 144) of the Company for more than the ninety (90) preceding days, and (iii) as to such other matters as may be appropriate in accordance with such Rule, remove from the stock certificate representing such Registrable Securities that portion of any restrictive legend which relates to the registration provisions of the Securities Act, provided, however, that, at the Company's cost and expense, counsel to Subscriber may provide such instructions and opinion to the transfer agent regarding the removal of the restrictive legend upon the sale of Registrable Securities by the Subscriber under Rule 144.

     9 Amendment of Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Subscriber. Any amendment or waiver effected in accordance with this Section 9 shall be binding upon each Subscriber and the Company.

     10. Miscellaneous.

     (a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

     (b) Notices required or permitted to be given hereunder shall be given in the manner and to the addresses contemplated by the Exchange Agreement.

     (c) The rights of each of the parties under this Agreement are cumulative. The rights of each of the parties hereunder shall not be capable of being waived or varied other than by an express waiver or variation in writing. Any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right. Any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right. No act or course of conduct or negotiation on the part of any party shall in any way preclude such party from exercising any such right or constitute a suspension or any variation of any such right.

     (d) This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Subscriber for any reasonable legal fees and disbursements incurred by the Subscriber in enforcement of or protection of any of its rights under this Agreement.

     (e) The Company and the Subscriber hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other in respect of any matter arising out of or in connection with this Agreement or any of the other Transaction Agreements.

     (f) Each part of this Agreement is intended to be severable. In the event that any provision of this Agreement is found by any court or other authority of competent jurisdiction to be illegal or unenforceable, such provision shall be severed or modified to the extent necessary to render it enforceable and as so severed or modified, this Agreement shall continue in full force and effect. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     (g) This Agreement and the terms, covenants, conditions, provisions, obligations, undertakings, rights, and benefits hereof, shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors and assigns.

     (h) Unless the context otherwise requires, when used herein, the singular shall be deemed to include the plural, the plural shall be deemed to include each of the singular, and pronouns of one or no gender shall be deemed to include the equivalent pronoun of the other or no gender.

     (i) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (j) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. A facsimile transmission of the signed Agreement shall be legal and binding on all parties hereto.

     (k) The Company acknowledges that any failure by the Company to perform its obligations under Section 3(a) hereof, or any delay in such performance could result in loss to the Subscriber, and the Company agrees that, in addition to any other liability the Company may have by reason of such failure or delay, the Company shall be liable for all direct damages caused by any such failure or delay, unless the same is the result of force majeure. Neither party shall be liable for consequential damages.

     (l) The person signing this Agreement on behalf of each party hereby represents and warrants that he has the necessary power, consent and authority to execute and deliver this Agreement on behalf of that party.

     (m) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no promises, agreements, conditions, undertakings, understandings, warranties, covenants or representations, oral or written, express or implied, between them with respect to this Agreement or the matters described in this Agreement, except as set forth in this Agreement and in the other documentation relating to the transactions contemplated by this Agreement solely as same are referred to herein. Any such negotiations, promises, or understandings shall not be used to interpret or constitute this Agreement. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written. COMPANY: NCT GROUP, INC.



                              By:
                              Name:
                              Title:



                              SUBSCRIBER:

                              CRAMMER ROAD LLC



                              By:
                              Name:
                              Title:

                                   SCHEDULE 1

                          SCHEDULE OF CONVERTIBLE NOTES


[Schedule to identify Note[s] having aggregate original principal $1,500,000]